                                                                                            PURCHASE ORDER    SEQUENCE NO.      PAGE
                                                                                            1000043744        4377485           1

KOHLER                       Purchase Order                                                Please enter our order for the following
444 Highland Dr.                                                                           subject to the instructions on the front
Kohler, WI 53044                                                                           and the Terms and Conditions on the
                                                                                           reverse side hereof and/or attached
                                                                                           hereto.  This orderexpressly limits
                                                                                           acceptance to the Terms and Conditions
                                                                                           stated herein.

                                                                                                        9572
BILL ACCOUNTS PAYABLE DEPT. - PNA 1                                   KOHLER COMPANY                    UNITED STATES ANTIMONY CORP
     KOHLER CO                                                   SHIP PLUMBING NORTH AMERICA         TO 1250 PROSPECT CREEK ROAD
TO   444 HIGHLAND DRIVE                                               444 HIGHLAND DRIVE                THOMPSON FALLS MT 59873
     KOHLER, WI 53044 1541                                            KOHLER WI 53044                   UNITED STATES
                                                                 TO   UNITED STATES


Date                       Terms                          Incoterms                                   Ship Via
04/06/1999                 1.0% - 10 DAYS                 FCA DESTINATION POINT                       YOUR TRUCK

------------ -------- --------------------------------------------------------------- ----------------- ---------- ----------------
   Item        Tax                     Our Part no./description                        Quantity          U/m       Price per unit
     1         UO     900870 ANTIMONY                                                  46,000,000        LB        830.00/1,000
                      OXIDE
                      04/15/1999
                      Release order against contract 200427 Item 00010

     2         UO     900870 ANTIMONY                                                  46,000,000         LB        830.00/1,000
                      OXIDE
                      04/22/1999
                      Release order against contract 200427 Item 00010

     3         UO     900870 ANTIMONY                                                  46,000,000         LB        830.00/1,000
                      OXIDE
                      04/22/1999
                      Release order against contract 200427 Item 00010

     4         UO     900870 ANTIMONY                                                  46,000,000         LB        830.00/1,000
                      OXIDE
                      04/22/1999
                      Release order against contract 200427 Item 00010


                      =========================================================        ============      =====      ===============
                           Total net value us USD                                                                    169,3600.00

                      Tax code descriptions
                      ..........................
                      UO - A/P Sales Tax Exempt

                          Authorized by /s/Gerry Schwartz
                          Direct all commercial correspondence to:           Direct all delivery correspondence to:
                          Gerry Schwartz - Purchasing Specialist             Richard Mentink - Material  Controller Coordinator III
                          Phone:  920-459-1532
                          Fax: 920-459-1666                                  Phone:  920-457-4441 Ext.: 4742
                                                                             Fax: 920-459-1748







------------ -------- --------------------------------------------------------------- ----------------- ---------- ----------------

Instructions: 1. All packing lists, packages and pallets must be marked with our purchase order number, part number, quantity and ship to address. 2. No deliveries accepted after 2:30 pm. 3. Packing list must accompany all ships.
4. Purchase order number must appear on all invoices.


                                                                                            DOCUMENT NO.      SEQUENCE NO.      PAGE
                                                                                            200427            4369230           1

KOHLER                       Purchase Order                                                Please enter our order for the following
444 Highland Dr.                                                                           subject to the instructions on the front
Kohler, WI 53044                                                                           and the Terms and Conditions on the
                                                                                           reverse side hereof and/or attached
                                                                                           hereto.  This orderexpressly limits
                                                                                           acceptance to the Terms and Conditions
                                                                                           stated herein.

                                                                                                        9572
BILL ACCOUNTS PAYABLE DEPT. - PNA 1                                   KOHLER COMPANY                    UNITED STATES ANTIMONY CORP
     KOHLER CO                                                   SHIP PLUMBING NORTH AMERICA         TO 1250 PROSPECT CREEK ROAD
TO   444 HIGHLAND DRIVE                                               444 HIGHLAND DRIVE                THOMPSON FALLS MT 59873
     KOHLER, WI 53044 1541                                            KOHLER WI 53044                   UNITED STATES
                                                                 TO   UNITED STATES

Date              Terms                 Incoterms                               Ship Via                   Valid From/To
04/06/1999        1.0% - 10 DAYS        FCA DESTINATION POINT                   YOUR TRUCK                 04/01/1999 - 03/31/2004

------------ -------- ------------------------------------------------------------ ----------------------- --------  --------------
   Item        Tax                   Our Part no./description                      Target QTY/VALUE         U/M       Price per unit
  ++++++      +++++   +++++++++++THIS IS A BLANKET ORDER++++++++++++++++++++
MATERIALS WILL BE RELEASED BY PURCHASING ON AN "AS NEEDED" BASIS.

NOTE:  THIS ORDER IS SUBJECT TO CANCELLATION BY KOHLER CO. AT ANY
TIME AT NO CHARGE TO KOHLER COMPANY.

SELLER AGREES TO DELIVER, AND KOHLER COMPANY AGREES TO PURCHASE THE FOLLOWING:

     1         UO     900870 ANTIMONY OXIDE                                         6,000,000,000            LB         830.00/1,000
                                                                                        4,980,000.00
                      ABOVE QUANTITY IS THE TOTAL ESTIMATED REQUIREMENT FOR THE
                      FIVE (5) YEAR PERIOD BLANKET ORDER.

                      PERIOD OF ORDER TO COMMENCE 4/1/99 THRU 3/31/2004.

                      PRICE TO BE FIRM AT $.83 # DELIVERED FOR FIRST YEAR OF
                      CONTRACT, SECOND THRU FIFTH YEAR PRICE TO
                      ADJUST BASED ON AVERAGE MONTHLY PRICE AS NOTED IN "METAL
                      BULLETIN" FOR MONTH PROCEEDING DELIVERIES.  BASE METAL
                      VALUE $1200 TO $1450 M.T. SHALL BE AT $.83 # AT ANY
                      PRICES ABOVE OR BELOW THIS RANGE WILL BE CHANGED AT THE
                      RATE OF 1 CENT LB FOR EVERY $25.00 M.T.

                      KOHLER AT ITS OPTION MAY PURCHASE METAL AND FIRM UP PRICING
                      FOR ITS OXIDE AT ANY TIME DURING THE COURSE OF THIS ORDER.

                      A SEMI-ANNUAL REVIEW OF THE PRICING WILL BE DONE TO ASSURE
                      THAT US ANTIMONY CORP. WILL REMAIN COMPETITIVE.  IN THE
                      EVENT THEY ARE NOT (BASED ON THE ABOVE FIRM FORMULA), KOHLER
                      WILL HAVE THE RIGHT, AT ITS OPTION, TO MOVE BUSINESS IF US
                      ANTIMONY CORP. DOES NOT RESPOND TO THE COMPETITIVE SITUATION.

                      KOHLER SCALE WEIGHTS TO GOVERN ON DELIVERIES.

                      US ANTIMONY CORP AGREES TO THE FOLLOWING:
                      1)       TO MAINTAIN IN STOCK A MINIMUM OF 80,000-120,000
                               POUNDS OF APPROVED ANTIMONY OXIDE AT
                               ALL TIMES TO SUPPORT KOHLER'S NEEDS.
                      2)       TO KEEP KOHLER COMPETITIVE RELATIVE TO PRICING OF
                               ANTIMONY OXIDE.

------------ -------- ------------------------------------------------------------ ----------------------- --------  --------------

Instructions: 1. All packing lists, packages and pallets must be marked with our purchase order number, part number, quantity and ship to address. 2. No deliveries accepted after 2:30 pm. 3. Packing list must accompany all ships.
4. Purchase order number must appear on all invoices.

                                                                                  Document No.               SEQUENCE NO.      PAGE
                                                                                  200427                     4369230           2

KOHLER                                      Purchase Contract Change
444 Highland Dr.
Kohler, WI 53044

------------ -------- -------------------------------------------------------------- ------------------ -- --------  --------------
   Item        Tax                    Our Part no./description                       Target QTY/VALUE       U/m       Price per unit
                                    THROUGHOUT THE COURSE OF THIS BLANKET ORDER.
                      3)       IN THE EVENT ANTIMONY OXIDE DOES NOT CONFORM TO
                               THE SPECIFICATIONS OR AVAILABILITY OF
                               PRODUCT BECOMES A PROBLEM, US ANTIMONY CORP
                               AGREES TO PURCHASE PRODUCT OR HAVE
                               PROCESSED OXIDE ON THE OPEN MARKET.  MATERIAL
                               MUST MEET KOHLER SPECIFICATIONS AND
                               DELIVER SUCH TO KOHLER CO. WI AT NO ADDITIONAL
                               COST OVER THE PRICING FORMULA AS
                               REFERRED UNDER "PRICE".  THIS PRACTICE WILL
                               REMAIN IN EFFECT FOR THE TERM OF THE ORDER.
                      4)       IN THE EVENT THE SILO CONTAINING US ANTIMONY CORP
                               ANTIMONY OXIDE BECOMES CONTAMINATED
                               WITH DEFECTIVE OXIDE FROM US ANTIMONY CORP, YOU
                               ALSO AGREE TO BARE THE COST OF CLEANING
                               OUT THE SILO AND ALL ASSOCIATE COSTS.

                      100% ON TIME DELIVERY REQUIRED.  ENVIRONMENTAL AND SAFETY
                      REQUIREMENT - ACCEPTANCE OF THIS
                      PURCHASE ORDER IS EVIDENCE THAT THE MATERIALS SUPPLIED
                      CONFORM TO THE GOVERNMENTAL REGULATIONS
                      APPLYING TO RESTRICTED, TOXIC AND HAZARDOUS MATERIALS AND
                      ENVIRONMENTAL ELECTRICAL AND
                      ELECTROMAGNETIC REQUIREMENTS IN THE NATION WHERE THE
                      MATERIALS WERE MANUFACTURED.


                      *** Incoterms changed ***

                          Authorized by /s/Gerry Schwartz
                          Direct all commercial correspondence to:          Direct all delivery correspondence to:
                          Gerry Schwartz - Purchasing Specialist            Richard  Mentink - Material  Controller  Coordinator III
                          Phone:  920-459-1532
                          Fax: 920-459-1666                                 Phone:  920-457-4441 Ext.: 4742
                                                                            Fax: 920-459-1748






------------ -------- -------------------------------------------------------------- ------------------ -- --------  --------------

Instructions: 1. All packing lists, packages and pallets must be marked with our purchase order number, part number, quantity and ship to address. 2. No deliveries accepted after 2:30 pm. 3. Packing list must accompany all ships.
4. Purchase order number must appear on all invoices.



CONDITIONS

ACCEPTANCE OF CONTRACT
Seller shall be bound by this order and its terms and conditions when it executes and returns the acknowledgement or when it delivers to Buyer any of the items ordered or renders for Buyer any of the services ordered herein. Acceptance is expressly limited to the terms and conditions stated herein. Any additional or different terms proposed by Seller are rejected unless expressly associated to in writing and signed by Buyer's authorized agent. All specifications, drawings, and data submitted to Seller with this order are hereby incorporated herein and made a part hereof.

CHANGES
The Buyer reserves the right at any time to make changes in any one or more of the following: (a) Specifications, drawings and data incorporated in this contract where the items to be furnished are to be specially manufactured for the Buyer; (b) Methods of shipment or packing; (c) Place of delivery; and (d) Time of delivery. If any such change causes an increase or decrease in the cost of or the time required for performance of this contract, an equitable adjustment shall be made in the contract price or delivery schedule, or both. Any claim by Seller for adjustment under this clause price or delivery schedule, or both. Any claim by Seller for adjustment under this clause shall be deemed waived unless asserted in writing within ten (10) days from receipt by Seller of the change. Price increases or extensions of the time for delivery shall not be binding on Buyer unless evidenced by a Purchase Order Change Notice issued and signed by Buyer.

DELIVERY
Time is of the essence in this contact and, if delivery of items or rendering of services is not completed by the time promised, the Buyer reserves the right without liability. In addition to its either rights and remedies, to terminate this contract by notice effective when received by Seller as to stated items not yet shipped or services not yet rendered and to purchase substitute items or services elsewhere and charge the Seller with any loss incurred. Any provisions herein for delivery of articles or the rendering of services by installments shall not be construed as making the obligations of Seller severable. Shipments sent C.O.D. without Buyer's written consent will not be accepted and will be at Seller's risk. No charges will be allowed for boxing, crating or special packaging unless expressly agreed to in writing for Buyer.

INSPECTION
Materials or equipment purchased hereunder are subject to inspection and approval at the Buyer's destination. Buyer reserves the right to reject and refuse acceptance of items which are not in accordance with the instructions, specifications, drawings and data or Seller's warranty (express or implied). Buyer will charge Seller for the cost of inspecting merchandise rejected. Items not accepted will be returned to Seller at Seller's expense. Neither acknowledgement of receipt by Buyer's Receiving Department nor payment for any article hereunder shall be deemed an acceptance thereof.

WARRANTY
By accepting this order, Seller hereby warrants that the articles and services to be furnished hereunder will be in full conformity with Buyer's specifications, drawings and data, or Seller's samples, and will be of merchantable quality and fit for the use intended by Buyer. Seller agrees that this warranty shall survive acceptance of the items. Said warranties shall be in addition to any express warranties given to Buyer by Seller.

BUYER'S REMEDIES
In the event of Seller's breach of this contract, without limiting Buyer's other rights and remedies and notwithstanding any limitation in Seller's express warranty or otherwise. Buyer expressly reserves the right at the election of Buyer and without limitation of Buyer's right to recover its incidental and consequential damages from Seller, to "cover the goods and recover from Seller the difference between the cost of cover and the contract price, to obtain specific performance from Seller, to reject the goods and repudiate the contract and recover from Seller the difference between the market price and the contract price, or to accept the goods and recover from Seller the difference between the value of the goods and the contract price.

PROPERTY FURNISHED TO SELLER BY BUYER
Unless otherwise agreed in writing, all special dies, molds, patterns, jigs, fixtures, inventory and any other property furnished to the Seller by the Buyer, or specifically paid for by the Buyer, for use in the performance of this contract, shall be and remain the property of the Buyer, shall be subject to removal upon the Buyer's instruction, shall be marked or tagged showing it is the property of Buyer's, shall be used only in filling orders from the Buyer, shall be held at the Seller's risk, and shall be kept insured by the Seller at the Seller's expense while in its custody or control in an amount equal to the replacement cost thereof, with loss payable to the Buyer. An itemized list of such equipment, inventory and other property held by Seller as of July 1 and copies of policies or certificates of such insurance will be furnished to Buyer on or before July 30th of each year.

PATENTS
Seller undertakes and agrees to defend at Seller's own expense, all suits, actions, or proceedings, in which Buyer, any of Buyer's distributors or dealers, or the users of any of Buyer's products are made defendants for actual or alleged infringements to any U.S. or foreign letters patent resulting from the use or sale of the items purchased hereunder (except infringement necessarily resulting from adherence to specifications or drawings, other than those of Seller's design or selection, originally submitted to Seller by Buyer) and further agrees to pay and discharge any and all judgments or decrees which may be rendered in any such suit, action or proceedings against such defendants therein.

PRICE
Buyer shall not be billed at prices higher than stated on this Purchase Order unless authorized by a Purchase Order Change Notice issued and signed by Buyer. No Purchase Order Change Notice will be issued unless Buyer is notified at least 30 days prior to the effective date of change. Seller represents that the price charged for the items or services covered by this order, is the lowest price charged by the Seller to buyers of a class similar to Buyer under conditions similar to those specified in this order and that prices comply with applicable government regulations in effect at the time of quotation, sale or delivery. Seller agrees that any price reduction made in merchandise covered by this order subsequent to the placement of this order will be applicable to this order.

PAYMENT
Buyer's Vendor Code number and Purchase Order number must appear on all invoices for payment. Buyer will not pay for shipping and transportation unless expressly authorized by this order. Seller agrees to provide Buyer with copies of bill of lading or express receipt evidencing the shipping charges. It is understood that the cash discount period will date from the receipt of the goods or the invoice, whichever is later. In no event is Buyer obligated to make payment prior to its normal payment cycle. Payment of net billings will be made on the 25th day (or if the 25th day falls on a weekend or holiday, the next regular business day) of the month following the month in which the goods are received, the services performed, or the invoice received, whichever is later.

COMPLIANCE WITH LAWS
In accepting this order, Seller represents that it has and will continue, during the performance of this order, to comply with the provisions of all federal, state and local laws and regulations from which liability may accrue to Buyer from any violation hereof. By acceptance hereof, Seller certifies that the articles and services to be furnished hereunder comply with all applicable standards and regulations promulgated under the Occupational Safety and Health Act of 1970.

LOCKOUT/TAGOUT REQUIREMENTS
Services and equipment provided by Seller to Buyer must comply with the requirements of the OSHA standard entitled "Control of Hazardous Energy Sources (Lockout/Tagout)," which is founded in 28 CFR 1910.147. Any equipment sold to or installed for Buyer that falls within the scope of this standard (i.e., has the capability of causing harm as a result of unexpected startup, movement or release of energy) must be equipped with lockable energy isolating devices such as valves, slip blanks, disconnect switches, etc., as appropriate to enable total isolation of the equipment. Push buttons, selector switches and other control circuit type devises do not satisfy this requirement.

Work done by Seller for Buyer must be performed in accordance with a written lockout/tagout program if there is any possibility of injury to either Seller's, Buyer's or other contractor's employees as described above. In the event that Seller does not have an adequate, written program, Seller must utilize Buyer's Lockout/Tagout Program. Regardless whose program is used, all work done under lockout/tagout conditions must be coordinated closely between Seller and affected Buyer employees to ensure mutual safety.

TERMINATION
Buyer may terminate this order for its convenience, in whole or in part, by written or telegraphic notice at any time, if this order is terminated for convenience, any claim of Seller shall be settled on the basis of reasonable costs it has incurred in the performance of this order.

DELAYS AND CONTINGENCIES
Neither party shall be liable for failure to perform all or any part of this order because of circumstances beyond the reasonable control of said party, including but not limited to acts of God or of the public enemy, fire, strikes, sabotage, embargo, war, regulations or orders of federal, state or municipal governments, or of any administrative bureau or agency thereof, provided that notice be given to the other party.

INDEPENDENT CONTRACTOR
Seller shall perform the work necessary for performance of this contract with Seller's employees and agents under this control of Seller. Buyer's Standard Contractor Clauses are incorporated herein by reference whenever they are attached hereto or the goods are to be installed or services or the services are to be performed on Buyer's premises or using tools or material supplied by Buyer.

PRODUCT LIABILITY
Seller hereby indemnifies and agrees to defend Buyer against all claims for property damage and personal injury which may arise out of the performance of the services or the use by Buyer or other persons of the articles or completed services furnished hereunder.

TITLE AND RISK OF LOSS
Unless otherwise stated on the face of this order, the risk of loss and expense of transportation shift to Buyer at the F.O.B. destination with title passing at F.O.B. destination.

TAXES
Unless the purchase is subject to sales and/or use taxes as indicated on the front of this Purchase Order, this price shall not include sales, use, excise, or similar state or local taxes applicable to the goods or services furnished hereunder or the materials used therein. Where such taxes are applicable, they shall be shown separately on Seller's invoice. For each state to which the goods are shipped or in which the services are performed, comply with applicable instructions.

Texas Taxes: Buyer hereby claims an exemption from payment of State and Local Sales, Excise, and Use Taxes upon its purchase of taxable items from Seller, This certificate will remain in effect until Seller is otherwise notified. This certificate does not cover: 1) Purchase of taxable items to be resold without further fabrication or manufacture; 2) Sales or rentals to any purchaser other than permit holder; 3) Sales or rentals of motor vehicles subject to the Motor Vehicles Sales and Use Tax (Chapter 6, Title 122A). The permit holder agrees not to permit others (including its contractors and repairmen) to use the Buyer's Direct Payment authorization to purchase material tax free. Buyer agrees to accrue and pay taxes to the Comptroller of Public Accounts as required by Statute Effect Date: September 1974.

Other State Taxes: Buyer's Exemption Certificate (if applicable) is included in this purchase order or has previously been sent to Seller. Any questions concerning taxes should be referred to Buyer's Tax Department located at Kohler, Wisconsin.

EQUAL OPPORTUNITY
During performance of this order, Seller agrees as follows:
Seller will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. Seller will take affirmative action to ensure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex, national origin, veteran or handicap status. Such action shall include, but not be limited to the following: employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection of r training, including apprenticeships. Seller agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the contracting office setting forth the provisions of this nondiscrimination clause. Seller will comply with the rules, regulations, and orders of the Secretary of Labor issued pursuant to Executive Order 11246 of September 24, 1965, as amended.

APPLICABLE LAW
This purchase order shall in all respects be constituted by the laws of the State from which Buyer issued it.